UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners

Global Inflation Management Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take

Legg Mason Partners Global Inflation Management Fund	I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II	Legg Mason Partners Global Inflation Management Fund

During the six-month reporting period ended April 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. However, toward the end of the reporting period, investor risk aversion faded somewhat given some modestly positive economic data. This helped to drive spread sector (non-Treasury) prices higher. During the six months ended April 30, 2009, two-year Treasury yields fell from 1.56% to 0.91%. Over the same time frame, ten-year Treasury yields moved from 4.01% to 3.16%. For the six-month period ended April 30, 2009, the Barclays Capital U.S. Aggregate Indexv returned 7.74%.

During the reporting period, there was a significant shift in terms of expectations for inflation. While the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vi, was -1.5% over the six-month period, fears of deflation were replaced by concerns of higher inflation in the future. This was, in part, triggered by the government’s massive stimulus program and its accommodative monetary policy. Against this backdrop, inflation-protected securities generated solid results, with the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)vii gaining 6.83% during the six months ended April 30, 2009.

The high-yield bond market produced outstanding results over the six months ended April 30, 2009. After generating poor results in November 2008, the asset class posted positive returns during four of the last five months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the six months ended April 30, 2009, the Citigroup High Yield Market Indexviii returned 15.09%.

When the reporting period began, the emerging market debt asset class was coming off one of its worst months ever, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix had returned -14.89% in October 2008. However, emerging market debt prices then rallied sharply — posting positive returns during five of the six months of the reporting period. This was triggered by firming and — in some cases — rising commodity prices, optimism that the worst of the global recession was over and

Legg Mason Partners Global Inflation Management Fund	III

Letter from the chairman continued

increased investor risk appetite. Over the six months ended April 30, 2009, the EMBI Global returned 20.31%.

Performance review

For the six months ended April 30, 2009, Class A shares of Legg Mason Partners Global Inflation Management Fund, excluding sales charges, returned 4.12%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged), returned 6.83% for the same period. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned 7.88% over the same time frame.

PERFORMANCE SNAPSHOT as of April 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Global Inflation Management Fund — Class A Shares	4.12%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	6.83%
Lipper Treasury Inflation-Protected Securities Funds Category Average[1]	7.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned 4.00% over the six months ended April 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended April 30, 2009 for Class A and C shares were 4.41% and 3.73%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares would have been 4.08% and 3.35%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class A and Class C shares were 1.47% and 1.54%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.90% for Class A shares and 1.40% for Class C shares until February 28, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 132 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners Global Inflation Management Fund

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Global Inflation Management Fund	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: This Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vii	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VI	Legg Mason Partners Global Inflation Management Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	4.12%	$1,000.00	$1,041.20	0.90%	$4.55
Class C	4.00	1,000.00	1,040.00	1.40	7.08

[1]	For the six months ended April 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.33	0.90%	$4.51
Class C	5.00	1,000.00	1,017.85	1.40	7.00

[1]	For the six months ended April 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2009

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

SOVEREIGN BONDS — 51.2%
		Australia — 1.6%
430,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20	$500,936
		Canada — 2.6%
		Government of Canada, Bonds:
27,390	CAD	4.250% due 12/1/21	28,413
297,951	CAD	4.250% due 12/1/26	326,492
336,155	CAD	4.000% due 12/1/31	379,273
99,422	CAD	3.000% due 12/1/36	99,899
		Total Canada	834,077
		France — 12.1%
		Government of France:
115,232	EUR	1.800% due 7/25/40	146,617
		Bonds:
405,638	EUR	1.600% due 7/25/11	547,183
392,146	EUR	3.000% due 7/25/12	557,044
200,497	EUR	2.500% due 7/25/13	280,728
295,302	EUR	1.600% due 7/25/15	394,836
391,290	EUR	1.000% due 7/25/17	494,474
390,649	EUR	2.250% due 7/25/20	538,075
143,528	EUR	2.100% due 7/25/23	193,245
186,997	EUR	3.400% due 7/25/29	302,569
237,485	EUR	3.150% due 7/25/32	377,085
		Total France	3,831,856
		Germany — 2.4%
219,660	EUR	Bundesobligation, Inflation Linked, 2.250% due 4/15/13	303,085
		Bundesrepublik Deutschland:
340,179	EUR	1.500% due 4/15/16	455,147
1,000	EUR	4.000% due 7/4/16	1,416
		Total Germany	759,648
		Italy — 5.2%
		Italy Buoni Poliennali Del Tesoro:
125,314	EUR	2.600% due 9/15/23	161,282
		Bonds:
240,559	EUR	0.950% due 9/15/10	320,854
250,627	EUR	1.850% due 9/15/12	338,328
81,003	EUR	2.350% due 9/15/19	105,290
		Senior Notes:
379,542	EUR	2.150% due 9/15/14	511,532
174,952	EUR	2.350% due 9/15/35	212,510
		Total Italy	1,649,796

See Notes to Financial Statements.

4	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		Japan — 5.1%
		Government of Japan, Bonds:
3,012,000	JPY	1.200% due 3/10/14	$29,242
7,070,000	JPY	1.100% due 6/10/14	66,861
10,441,600	JPY	0.500% due 12/10/14	93,775
15,195,000	JPY	0.500% due 6/10/15	133,001
12,902,400	JPY	0.800% due 9/10/15	115,421
11,859,000	JPY	0.800% due 12/10/15	105,667
20,140,000	JPY	1.000% due 6/10/16	178,844
40,000,000	JPY	1.100% due 12/10/16	356,426
20,020,000	JPY	1.200% due 12/10/17	175,821
13,233,500	JPY	1.400% due 3/10/18	118,167
29,880,000	JPY	1.400% due 6/10/18	265,298
		Total Japan	1,638,523
		Sweden — 2.3%
3,860,000	SEK	Government of Sweden, Bonds, 3.500% due 12/1/28	724,794
		United Kingdom — 19.9%
108,849	GBP	United Kingdom Gilt, 0.750% due 11/22/47	156,309
		United Kingdom Treasury Gilt:
180,000	GBP	2.500% due 8/16/13	659,899
185,844	GBP	1.250% due 11/22/55	327,508
		Bonds:
110,000	GBP	2.500% due 8/23/11	473,949
190,000	GBP	2.500% due 7/26/16	784,225
65,461	GBP	1.250% due 11/22/17	97,738
95,000	GBP	2.500% due 4/16/20	396,039
410,000	GBP	8.000% due 6/7/21	863,749
165,000	GBP	2.500% due 7/17/24	599,902
110,000	GBP	5.000% due 3/7/25	177,317
228,709	GBP	1.250% due 11/22/27	336,796
132,000	GBP	4.125% due 7/22/30	461,229
77,872	GBP	1.250% due 11/22/32	116,180
240,000	GBP	2.000% due 1/26/35	513,991
229,913	GBP	1.125% due 11/22/37	349,502
		Total United Kingdom	6,314,333
		TOTAL SOVEREIGN BONDS (Cost — $16,457,191)	16,253,963
CORPORATE BONDS & NOTES — 5.3%
CONSUMER DISCRETIONARY — 0.3%
		Media — 0.3%
50,000		CSC Holdings Inc., Senior Notes, 8.625% due 2/15/19(a)	50,625

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		Media — 0.3% continued
50,000		DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	$46,625
		TOTAL CONSUMER DISCRETIONARY	97,250
ENERGY — 0.5%
		Oil, Gas & Consumable Fuels — 0.5%
70,000		Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	61,600
85,000		El Paso Corp., Senior Notes, 8.250% due 2/15/16	83,300
		TOTAL ENERGY	144,900
FINANCIALS — 3.0%
		Capital Markets — 0.4%
110,000	EUR	Goldman Sachs Group Inc., Senior Notes, 5.375% due 2/15/13	141,439
150,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(a)(b)(c)	375
		Total Capital Markets	141,814
		Commercial Banks — 1.0%
50,000	EUR	Commerzbank Capital Funding Trust I, 5.012% due 4/12/16(d)(e)	14,237
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)(d)	60
33,000	EUR	HT1 Funding GmbH, Subordinated Bonds, 5.351% due 6/30/17(d)(e)	10,080
100,000	EUR	Royal Bank of Scotland Group PLC, Junior Subordinated Debentures, 7.092% due 9/29/17(d)(e)	34,434
190,000	EUR	Royal Bank of Scotland PLC, Senior Notes, 6.934% due 4/9/18	198,218
100,000	EUR	Unicredito Italiano Capital Trust III, 4.028% due 10/27/15(d)(e)	52,976
		Total Commercial Banks	310,005
		Diversified Financial Services — 1.0%
100,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16(d)(e)	29,147
100,000	EUR	GE Capital European Funding, Senior Notes, 4.875% due 3/6/13	129,740
100,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17(d)(e)	78,361
50,000	GBP	Network Rail Infrastructure Finance PLC, Medium-Term Notes, 1.375% due 11/22/37	73,497
		Total Diversified Financial Services	310,745
		Insurance — 0.4%
200,000	EUR	ELM BV, 5.252% due 5/25/16(d)(e)	117,816
		Thrifts & Mortgage Finance — 0.2%
		Countrywide Financial Corp.:
70,000		Subordinated Notes, 6.250% due 5/15/16	52,149
20,000		Medium-Term Notes, 5.800% due 6/7/12	18,347
		Total Thrifts & Mortgage Finance	70,496
		TOTAL FINANCIALS	950,876
HEALTH CARE — 0.4%
		Health Care Providers & Services — 0.4%
25,000		DaVita Inc., Senior Notes, 6.625% due 3/15/13	24,687

See Notes to Financial Statements.

6	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		Health Care Providers & Services — 0.4% continued
80,000		HCA Inc., Senior Secured Notes, 9.875% due 2/15/17(a)	$80,400
35,000		Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	32,200
		TOTAL HEALTH CARE	137,287
INDUSTRIALS — 0.1%
		Road & Rail — 0.1%
25,000		Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16(a)	24,250
MATERIALS — 0.1%
		Metals & Mining — 0.1%
40,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	24,400
TELECOMMUNICATION SERVICES — 0.6%
		Diversified Telecommunication Services — 0.5%
50,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.975% due 2/1/15(a)	45,250
50,000	GBP	Telefonica Emisones SAU, 5.375% due 2/2/18	70,996
40,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	40,000
		Total Diversified Telecommunication Services	156,246
		Wireless Telecommunication Services — 0.1%
50,000		Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	48,187
		TOTAL TELECOMMUNICATION SERVICES	204,433
UTILITIES — 0.3%
		Independent Power Producers & Energy Traders — 0.3%
50,000		AES Corp., Secured Notes, 8.750% due 5/15/13(a)	50,750
60,000		Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	38,700
		TOTAL UTILITIES	89,450
		TOTAL CORPORATE BONDS & NOTES (Cost — $2,556,420)	1,672,846
U.S. TREASURY INFLATION PROTECTED SECURITIES — 36.9%
		U.S. Treasury Bonds, Inflation Indexed:
365,694		3.500% due 1/15/11	379,865
167,275		3.375% due 1/15/12	177,573
696,182		3.000% due 7/15/12	735,996
589,121		1.875% due 7/15/13	601,088
748,477		2.375% due 1/15/25(f)	744,735
491,708		2.000% due 1/15/26	461,898
410,292		2.375% due 1/15/27	406,445
374,699		1.750% due 1/15/28	338,400
524,688		3.625% due 4/15/28	607,654
187,750		2.500% due 1/15/29	191,740
864,669		3.875% due 4/15/29	1,041,925

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†	SECURITY	VALUE

143,431	3.375% due 4/15/32(f)	$172,297
	U.S. Treasury Notes, Inflation Indexed:
587,884	2.375% due 4/15/11	600,928
407,753	2.000% due 4/15/12	418,456
361,350	0.625% due 4/15/13	355,591
591,323	2.000% due 1/15/14	603,519
506,403	2.000% due 7/15/14	517,955
488,880	1.625% due 1/15/15	487,352
436,292	1.875% due 7/15/15	441,746
438,261	2.000% due 1/15/16	446,753
504,259	2.500% due 7/15/16	532,781
441,853	2.375% due 1/15/17	463,393
327,568	2.625% due 7/15/17	351,624
81,016	1.625% due 1/15/18	80,788
364,025	1.375% due 7/15/18	355,720
197,632	2.125% due 1/15/19	206,772
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $11,295,181)	11,722,994
CONTRACTS
PURCHASED OPTIONS — 0.0%
17	Eurodollar Futures, Put @ $95.25, expires 6/15/09	106
8	U.S. Treasury 10-Year Notes Futures, Put @ $120.50, expires 5/22/09	6,750
	TOTAL PURCHASED OPTIONS (Cost — $6,581)	6,856
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $30,315,373)	29,656,659
FACE AMOUNT
SHORT-TERM INVESTMENT — 4.7%
	Repurchase Agreement — 4.7%
$1,498,000	Morgan Stanley tri-party repurchase agreement dated 4/30/09, 0.110% due 5/1/09; Proceeds at maturity — $1,498,005; (Fully collateralized by U.S. government agency obligation, 5.500% due 3/28/16; Market value — $1,544,747) (Cost — $1,498,000)	1,498,000
	TOTAL INVESTMENTS — 98.1% (Cost — $31,813,373#)	31,154,659
	Other Assets in Excess of Liabilities — 1.9%	613,961
	TOTAL NET ASSETS — 100.0%	$31,768,620

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

8	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND

(b)	Security is currently in default.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
SEK	—Swedish Krona

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
8	U.S. Treasury 10-Year Notes Futures, Put (Premium received — $1,464)	5/22/09	$119.00	$3,125

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2009

ASSETS:
Investments, at value (Cost — $31,813,373)	$31,154,659
Foreign currency, at value (Cost — $230,345)	233,084
Cash	936
Receivable for open forward currency contracts	1,616,131
Interest receivable	248,089
Deposits with brokers for open futures contracts	195,934
Receivable for securities sold	5,692
Receivable for Fund shares sold	3,229
Prepaid expenses	58,064
Total Assets	33,515,818
LIABILITIES:
Payable for open forward currency contracts	1,473,139
Payable to broker — variation margin on open futures contracts	118,847
Payable for Fund shares repurchased	52,725
Distributions payable	10,426
Distribution fees payable	8,299
Investment management fee payable	5,324
Written options, at value (premium received $1,464)	3,125
Payable for securities purchased	3,073
Trustees’ fees payable	2,963
Accrued expenses	69,277
Total Liabilities	1,747,198
TOTAL NET ASSETS	$31,768,620
NET ASSETS:
Par value (Note 6)	$33
Paid-in capital in excess of par value	37,563,372
Overdistributed net investment income	(1,548,907)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(3,611,445)
Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(634,433)
TOTAL NET ASSETS	$31,768,620
Shares Outstanding:
Class A	2,853,295
Class C	458,843
Net Asset Value:
Class A (and redemption price)	$9.59
Class C (and redemption price)	$9.60
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.81

See Notes to Financial Statements.

10	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2009

INVESTMENT INCOME:
Interest	$442,440
Inflation index adjustment (Note 1)	(870,414)
Total Investment Income	(427,974)
EXPENSES:
Investment management fee (Note 2)	114,394
Distribution fees (Notes 2 and 4)	63,828
Registration fees	14,018
Audit and tax	13,905
Transfer agent fees (Note 4)	12,631
Shareholder reports (Note 4)	12,415
Custody fees	5,359
Legal fees	2,181
Insurance	677
Trustees’ fees	431
Miscellaneous expenses	181
Total Expenses	240,020
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(40,998)
Net Expenses	199,022
NET INVESTMENT LOSS	(626,996)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(3,551,103)
Futures contracts	(101,522)
Written options	115,337
Foreign currency transactions	984,464
Net Realized Loss	(2,552,824)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,373,252
Futures contracts	(187,054)
Written options	9,978
Foreign currencies	(878,929)
Change in Net Unrealized Appreciation/Depreciation	4,317,247
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS	1,764,423
INCREASE IN NET ASSETS FROM OPERATIONS	$1,137,427

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	11

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008
OPERATIONS:
Net investment income (loss)	$(626,996)	$1,193,460
Net realized gain (loss)	(2,552,824)	320,320
Change in net unrealized appreciation/depreciation	4,317,247	(6,401,356)
Increase (Decrease) in Net Assets From Operations	1,137,427	(4,887,576)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(916,613)	(1,521,891)
Decrease in Net Assets From Distributions to Shareholders	(916,613)	(1,521,891)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	37,308,406	25,619,560
Reinvestment of distributions	871,718	1,173,117
Cost of shares repurchased	(41,165,751)	(12,200,869)
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,985,627)	14,591,808
INCREASE (DECREASE) IN NET ASSETS	(2,764,813)	8,182,341
NET ASSETS:
Beginning of period	34,533,433	26,351,092
End of period*	$31,768,620	$34,533,433
* Includes overdistributed net investment income of:	$(1,548,907)	$(5,298)

See Notes to Financial Statements.

12	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.43	$10.97	$10.72	$10.81	$10.85	$10.74
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.15)	0.38	0.20	0.46	0.38	0.22
Net realized and unrealized gain (loss)	0.53	(1.44)	0.56	(0.08)	(0.18)	0.15
Total income (loss) from operations	0.38	(1.06)	0.76	0.38	0.20	0.37
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.48)	(0.51)	(0.47)	(0.24)	(0.24)
Net realized gains	—	—	—	(0.00)[4]	—	(0.02)
Total distributions	(0.22)	(0.48)	(0.51)	(0.47)	(0.24)	(0.26)
NET ASSET VALUE, END OF PERIOD	$9.59	$ 9.43	$10.97	$10.72	$10.81	$10.85
Total return[5]	4.12%	(10.25)%	7.39%	3.68%	1.89%	3.52%
NET ASSETS, END OF PERIOD (000s)	$27,364	$28,869	$25,983	$27,403	$32,076	$35,279
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.09%[6]	1.45%	2.21%[7]	1.58%	1.70%	1.41%
Net expenses[8]	0.90 [6,9]	0.90 [9]	1.21 [7,10]	1.19 [10]	1.24 [10]	1.37
Net investment income (loss)	(3.11)[6]	3.40	1.93	4.35	3.49	2.01
PORTFOLIO TURNOVER RATE	90%	81%	38%	171%	43%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class A shares will not exceed 0.90%.

[10]

Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.20%.

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.43	$10.97	$10.73	$10.81	$10.85	$10.80
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.10)	0.34	0.14	0.40	0.36	(0.05)
Net realized and unrealized gain (loss)	0.47	(1.46)	0.56	(0.06)	(0.21)	0.11
Total income (loss) from operations	0.37	(1.12)	0.70	0.34	0.15	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.42)	(0.46)	(0.42)	(0.19)	(0.00)[5]
Net realized gains	—	—	—	(0.00)[5]	—	(0.01)
Total distributions	(0.20)	(0.42)	(0.46)	(0.42)	(0.19)	(0.01)
NET ASSET VALUE, END OF PERIOD	$9.60	$ 9.43	$10.97	$10.73	$10.81	$10.85
Total return[6]	4.00%	(10.70)%	6.74%	3.25%	1.38%	0.58%
NET ASSETS, END OF PERIOD (000s)	$4,405	$5,664	$368	$919	$1,263	$5
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.64%[7]	1.52%	2.66%[8]	2.07%	2.07%	4.73%[7]
Net expenses[9]	1.40 [7,10]	1.38 [10]	1.72 [8,11]	1.70 [11]	1.70 [11]	1.73 [7]
Net investment income (loss)	(2.19)[7]	3.11	1.36	3.74	3.35	(8.30)[7]
PORTFOLIO TURNOVER RATE	90%	81%	38%	171%	43%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	For the period October 12, 2004 (inception date) to October 31, 2004.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

[11]

Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.70%.

See Notes to Financial Statements.

14	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$31,154,659	$6,856	$31,147,803	—
Other financial instruments*	20,747	(122,245)	142,992	—
Total	$31,175,406	$(115,389)	$31,290,795	—

*	Other financial instruments include written options, futures, and forward contracts.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required

16	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

18	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan, respectively.

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A and C shares will not exceed 0.90% and 1.40%, respectively.

During the six months ended April 30, 2009, LMPFA waived a portion of its fee and/or reimbursed Fund expenses in the amount of $40,998.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

20	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2009, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$18,688,526	$14,117,489
Sales	21,855,320	15,631,712

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$863,930
Gross unrealized depreciation	(1,522,644)
Net unrealized depreciation	$(658,714)

At April 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
German Euro Bobl	19	6/09	$2,931,647	$2,918,474	$(13,173)
German Euro Schatz	30	6/09	4,293,691	4,293,241	(450)
United Kingdom Treasury Gilt	2	6/09	357,695	356,903	(792)
					(14,415)
Contracts to Sell:
Euro Bundes Obligationer	7	6/09	$1,133,151	$1,135,951	$(2,800)
Net unrealized loss on open futures contracts					$(17,215)

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

During the six months ended April 30, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding October 31, 2008	51	$7,111
Options written	299	190,045
Options closed	(342)	(195,692)
Options expired	—	—
Written options, outstanding April 30, 2009	8	$1,464

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At April 30, 2009, the Fund held the following purchased and written options on futures:

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3 Months Euribor, Call	15	98.75	7/13/09	$4,026	$3,725	$(301)
3 Months Euribor, Call	29	98.75	9/14/09	3,975	1,440	(2,535)
3 Months Euribor, Call	29	98.38	9/14/09	12,137	10,082	(2,055)
3 Months Euribor, Call	58	99.25	9/14/09	2,189	960	(1,229)
3 Months Euribor, Put	116	98.13	6/15/09	33,151	0	(33,151)
3 Months Euribor, Put	57	98.00	6/15/09	45,360	3,775	(41,585)
Euribor, Call	57	98.75	6/15/09	11,588	12,267	679
Euro Bundes Obligationer, Call	19	126.50	5/22/09	2,605	1,510	(1,095)
German Euro Bobl, Put	19	113.25	5/22/09	1,572	252	(1,320)
German Euro Schatz, Call	14	107.80	5/22/09	5,071	6,119	1,048
German Euro Schatz, Call	28	108.00	5/22/09	6,156	7,417	1,261
German Euro Schatz, Put	41	107.00	5/22/09	2,991	271	(2,720)
Germany Federal Republic 5-Year Bonds, Put	8	114.00	5/22/09	1,627	318	(1,309)
LIBOR, Call	76	98.00	6/17/09	25,935	26,357	422
LIBOR, Call	116	98.50	6/17/09	11,185	7,510	(3,675)
LIBOR, Call	6	97.88	12/16/09	1,576	1,776	200
LIBOR, Call	6	97.25	12/16/09	4,073	4,994	921
LIBOR, Put	14	94.00	6/17/09	699	0	(699)
LIBOR, Put	36	91.25	6/17/09	2,147	0	(2,147)
LIBOR, Put	15	97.75	6/17/09	2,275	0	(2,275)
						(91,565)

22	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Euribor, Call	57	98.50	6/15/09	$34,104	$48,125	$(14,021)
Euro Bundes Obligationer, Call	8	123.50	5/22/09	7,790	5,298	2,492
German Euro Schatz, Call	28	108.20	5/22/09	3,996	3,894	102
Germany Federal Republic 5-Year Bonds, Put	8	115.00	5/22/09	3,777	1,536	2,241
LIBOR, Call	12	97.63	12/16/09	4,506	5,660	(1,154)
						(10,340)
Net unrealized loss on purchased and written options on futures						$(101,905)

At April 30, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	509,967	$370,951	5/12/09	$7,396
British Pound	1,587,695	2,349,294	5/12/09	28,718
British Pound	584,862	865,414	5/12/09	49,414
British Pound	730,300	1,080,616	5/12/09	80,616
British Pound	560,000	828,625	5/12/09	(511)
British Pound	4,500,000	6,658,596	5/12/09	251,946
British Pound	91,343	135,159	5/12/09	5,796
British Pound	58,268	86,219	5/12/09	1,407
British Pound	43,327	64,111	5/12/09	504
British Pound	180,710	267,394	5/12/09	(2,577)
British Pound	993,006	1,469,338	5/12/09	25,508
British Pound	535,002	791,636	5/12/09	15,883
Canadian Dollar	661,898	554,489	5/12/09	23,548
Canadian Dollar	355,366	297,699	5/12/09	7,699
Canadian Dollar	500,000	418,863	5/12/09	22,384
Canadian Dollar	190,000	159,168	5/12/09	4,015
Canadian Dollar	665,459	557,472	5/12/09	13,352
Euro	475,000	629,075	5/12/09	1,410
Euro	3,831,687	5,074,565	5/12/09	14,439
Euro	1,622,875	2,149,284	5/12/09	49,284
Euro	400,000	529,747	5/12/09	15,867
Euro	6,640,000	8,793,805	5/12/09	325,547
Euro	930,615	1,232,477	5/12/09	59,874
Euro	216,481	286,700	5/12/09	(3,300)
Euro	38,762	51,335	5/12/09	(194)
Euro	3,202,797	4,241,682	5/12/09	74,844
Euro	682,811	904,294	5/12/09	15,956

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy: continued
Hong Kong Dollar	1,300,000	$167,749	5/12/09	$107
Japanese Yen	190,671,891	1,932,555	5/12/09	(178,282)
Japanese Yen	51,480,000	521,775	5/12/09	(44,904)
Japanese Yen	152,047,312	1,541,075	5/12/09	(4,592)
Japanese Yen	102,562,188	1,039,519	5/12/09	(27,725)
Japanese Yen	54,162,185	548,961	5/12/09	(15,523)
Japanese Yen	18,180,000	184,263	5/12/09	(4,353)
Norwegian Krone	1,030,000	156,935	5/12/09	(4,798)
Norwegian Krone	511,331	77,909	5/12/09	(315)
Norwegian Krone	511,331	77,909	5/12/09	(315)
Swedish Krona	2,795,064	347,912	5/12/09	6,175
Swedish Krona	1,421,406	176,927	5/12/09	2,928
Swedish Krona	7,760,000	965,915	5/12/09	51,783
Swedish Krona	5,505,225	685,255	5/12/09	19,166
British Pound	109,639	162,246	8/19/09	284
British Pound	1,178,706	1,744,265	8/19/09	11,096
Canadian Dollar	1,177,264	986,982	8/19/09	14,920
Canadian Dollar	230,000	192,825	8/19/09	1,835
Euro	5,320,808	7,044,018	8/19/09	32,789
Hong Kong Dollar	1,300,000	167,865	8/19/09	0
Japanese Yen	202,321,891	2,053,862	8/19/09	(41,978)
Norwegian Krone	2,052,662	311,682	8/19/09	3,706
Swedish Krona	1,146,918	142,801	8/19/09	3,735
Swedish Krona	4,216,470	524,986	8/19/09	7,500
				922,064
Contracts to Sell:
Australian Dollar	373,744	$271,862	5/12/09	$(21,846)
Australian Dollar	136,223	99,089	5/12/09	(11,089)
British Pound	794,740	1,175,967	5/12/09	(21,846)
British Pound	335,002	495,698	5/12/09	(29,794)
British Pound	750,000	1,109,766	5/12/09	(78,066)
British Pound	100,000	147,969	5/12/09	(5,323)
British Pound	1,560,000	2,308,313	5/12/09	(20,885)
British Pound	4,506,066	6,667,571	5/12/09	(167,571)
British Pound	100,000	147,969	5/12/09	(10,259)
British Pound	120,000	177,563	5/12/09	(9,034)
British Pound	120,000	177,563	5/12/09	(7,245)
British Pound	200,000	295,938	5/12/09	(1,164)
British Pound	100,000	147,969	5/12/09	(1,819)
British Pound	1,178,706	1,744,116	5/12/09	(11,537)
Canadian Dollar	1,165,459	976,336	5/12/09	(36,336)

24	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell: continued
Canadian Dollar	30,000	$25,132	5/12/09	$(889)
Canadian Dollar	1,177,264	986,225	5/12/09	(15,285)
Euro	613,970	813,123	5/12/09	(4,616)
Euro	1,913,427	2,534,082	5/12/09	(61,322)
Euro	600,000	794,621	5/12/09	(15,161)
Euro	175,000	231,764	5/12/09	(5,454)
Euro	1,150,000	1,523,023	5/12/09	(56,026)
Euro	100,000	132,437	5/12/09	(4,457)
Euro	1,500,000	1,986,552	5/12/09	(44,322)
Euro	6,278,826	8,315,478	5/12/09	(215,478)
Euro	172,603	228,590	5/12/09	(8,590)
Euro	100,000	132,437	5/12/09	2,424
Euro	58,076	76,914	5/12/09	1,309
Euro	58,318	77,234	5/12/09	989
Euro	5,320,808	7,046,709	5/12/09	(34,150)
Hong Kong Dollar	1,300,000	167,749	5/12/09	1
Japanese Yen	54,162,185	548,961	5/12/09	52,140
Japanese Yen	18,180,000	184,263	5/12/09	16,943
Japanese Yen	61,798,000	626,354	5/12/09	51,386
Japanese Yen	192,811,500	1,954,241	5/12/09	145,759
Japanese Yen	9,720,000	98,517	5/12/09	2,132
Japanese Yen	30,110,000	305,180	5/12/09	2,034
Japanese Yen	202,321,891	2,050,633	5/12/09	42,063
Norwegian Krone	2,052,662	312,752	5/12/09	(3,756)
Swedish Krona	4,216,470	524,839	5/12/09	(7,481)
Swedish Krona	2,313,082	287,918	5/12/09	(12,764)
Swedish Krona	4,300,000	535,236	5/12/09	(19,484)
Swedish Krona	5,505,225	685,255	5/12/09	(25,255)
Swedish Krona	1,146,918	142,761	5/12/09	(3,741)
Australian Dollar	509,967	368,749	8/19/09	(7,209)
British Pound	993,006	1,469,464	8/19/09	(25,355)
British Pound	535,002	791,703	8/19/09	(15,822)
Canadian Dollar	665,459	557,900	8/19/09	(13,201)
Euro	3,202,797	4,240,062	8/19/09	(74,985)
Euro	682,811	903,948	8/19/09	(16,007)
Japanese Yen	18,180,000	184,554	8/19/09	4,379
Japanese Yen	102,562,188	1,041,156	8/19/09	27,646
Japanese Yen	54,162,185	549,825	8/19/09	15,495
Swedish Krona	5,505,225	685,446	8/19/09	(19,148)
				(779,072)
Net unrealized gain on open forward foreign currency contracts				$142,992

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$46,081	$10,380	$10,875
Class C	17,747	2,251	1,540
Total	$63,828	$12,631	$12,415

For the six months ended April 30, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$35,394
Class C	5,604
Total	$40,998

5. Distributions to shareholders by class

	SIX MONTHS ENDED APRIL 30, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class A	$818,654	$1,378,266
Class C	97,959	143,625
Total	$916,613	$1,521,891

6. Shares of beneficial interest

At April 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED APRIL 30, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	3,747,393	$36,202,131	1,418,232	$15,953,090
Shares issued on reinvestment	81,397	778,628	94,533	1,042,629
Shares repurchased	(4,037,138)	(38,640,772)	(820,608)	(8,992,462)
Net increase (decrease)	(208,348)	$(1,660,013)	692,157	$8,003,257
Class C
Shares sold	115,234	$1,106,275	854,900	$9,666,470
Shares issued on reinvestment	9,777	93,090	12,074	130,488
Shares repurchased	(266,661)	(2,524,979)	(300,059)	(3,208,407)
Net increase (decrease)	(141,650)	$(1,325,614)	566,915	$6,588,551

7. Capital loss carryforward

As of October 31, 2008, the Fund had a net capital loss carryforward of approximately $735,061, all of which expires in 2014. This amount will be available to offset any future taxable capital gains.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

28	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty

30	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*  *  *

Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

32	Legg Mason Partners Global Inflation Management Fund 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Global Inflation Management Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser. The Board, including the Independent Trustees, had initially approved the Sub-Advisory Agreements between the Subadviser and Western Asset Management Company Pte. Ltd. (Singapore) and between the Subadviser and Western Asset Management Company Ltd (Japan) at a meeting held on August 11-12, 2008.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the

Legg Mason Partners Global Inflation Management Fund	33

Board approval of management and subadvisory agreements (unaudited) continued

Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other

34	Legg Mason Partners Global Inflation Management Fund

things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as Treasury inflation-protected securities funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2008 was above the median and that the Fund’s performance for the 5-year period ended June 30, 2008 was below the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board

Legg Mason Partners Global Inflation Management Fund	35

Board approval of management and subadvisory agreements (unaudited) continued

also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as Treasury inflation-protected securities funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and Actual Management Fee (which reflects a fee waiver) was below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also reviewed and considered that the Manager contractually had agreed to continue its fee waiver and/or expense reimbursement arrangements until February 2009.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

36	Legg Mason Partners Global Inflation Management Fund

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Global Inflation Management Fund	37

Legg Mason Partners

Global Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
    Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd. in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, LLC

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Global Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Global Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01935 6/09 SR09-838

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 26, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: June 26, 2009